UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

December 5, 2025
Date of Report (Date of earliest event reported)

THE HERSHEY COMPANY
(Exact name of registrant as specified in its charter)

Delaware	1-183	23-0691590
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

19 East Chocolate Avenue
Hershey, PA 17033
(Address of principal executive offices)
(Zip Code)

(717) 534-4200
(Registrant's telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, one dollar par value	HSY	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 5, 2025, the Board of Directors (the “Board”) of The Hershey Company (the “Company”) amended the Company’s By-laws, as amended and restated as of March 4, 2025 (the “Bylaws”), to reflect the amendments discussed herein (the “Amendments”). The Amendments, which are effective immediately, address and clarify certain provisions of the Bylaws in furtherance of good corporate governance practices. Among other things, the Amendments:

•Remove language stating that Michele Buck may hold the position of Chairman of the Board.

•Remove references to the Lead Independent Director, consistent with previous amendments to the By-laws requiring the Chairman of the Board to be selected from the independent directors on the Board.

•Add language to clarify that:

◦In the absence of the Chairman and Vice Chairman (if any) of the Board, the Governance Committee Chair will preside over stockholder and Board meetings and will have such other powers and perform such other duties as may from time to time be assigned or required by the Board.

◦During an emergency or during any time in which the Chief Executive Officer is unable or unavailable to act, the Vice Chairman (if any) has authority to call a Board meeting (in addition to the Chairman and Governance Committee Chair).

The foregoing summary description is qualified in its entirety by reference to the full text of the Bylaws, which are attached as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

	Exhibit Number	Description
	3.1	By-laws of The Hershey Company, amended and restated as of December 5, 2025
	104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE HERSHEY COMPANY

Date: December 5, 2025	By:	/s/ James Turoff
James Turoff Senior Vice President, General Counsel and Secretary